EXHIBIT 10.3

POWER OF ATTORNEY AND IRREVOCABLE PROXY

Dated December __, 2023

I, _______ (as the “Principal”), the holder of _____ Class B ordinary shares, par value US$0.0001 per share (the “Founder Shares”), of Battery Future Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands with registration number ___, with its registered office at PO Box 309, Ugland House, Grand Cayman, KY 1-1104, Cayman Islands (the “Company”), hereby irrevocably appoints Graham Wood, LLC of Camel Bay, LLC, or its assigns, as the true and lawful attorney and proxy (the “Attorney”) with full power of substitution and authority, to do all or any of the following in the name of the Principal:

(a)  to attend and exercise the right to vote (or refrain from voting), consent or waive any rights relating to the Founder Shares that the Principal is entitled to according to the provisions of applicable laws, memorandum and articles of association of the Company (as amended from time to time), at any general or extraordinary meetings of the shareholders of the Company (and any adjournments), with the same force and effect as it might or could do, and sign or execute any written shareholders resolutions or consents of the Company and to requisition and convene a meeting or meetings of the shareholders of the Company (including any meetings of any class of shareholders of the Company) for any purpose; and

(b) to make, execute, acknowledge and deliver all resolutions, contracts, orders, receipts, notices, requests, instructions and other writings involving all the Founder Shares, and in general, to do all things and to take all action hereunder from time to time as may in the opinion and discretion of the Attorney be necessary, appropriate or desirable for the purpose of implementing a business combination transaction (“Transaction”) (including the appointment or confirmation of the appointment of new directors in connection with a Transaction) and I, the undersigned, hereby ratify, approve and confirm all actions that the Attorney shall do or cause to be done by virtue of the foregoing authorization and arrangement.

All conducts of the Attorney in accordance with the above authorization and arrangements should be deemed as my personal conducts. All the documents signed by the Attorney in accordance with the above authorization and arrangements should be deemed as signed by the Principal without need for agreement in advance. In furtherance of the foregoing and not in any way limiting the foregoing, the Principal further acknowledges and agrees that if, in order to consummate any Transaction, (i) holders of other Class B Shares are required to contribute back to the capital of the Company a portion of any such securities to be cancelled by the Company, the Principal will contribute back to the capital of the Company a proportionate number of Founder Shares, pro rata with the Class B Shares contributed back by Camel Bay, LLC and its affiliates, and (ii) Camel Bay, LLC and its affiliates are required to transfer any such securities as inducement to the existing or new shareholders of the Company or any target business in a Transaction, the undersigned will transfer a proportionate number of the Founder Shares, pro rata with the Class B Shares transferred by Camel Bay, LLC and its affiliates; provided that in neither event shall this Power of Attorney and Irrevocable Proxy permit any forfeitures or transfers of any kind of the Founder Shares held by the Principal if such forfeiture or transfer isn’t made pro-rata with Camel Bay, LLC and its affiliates.

Principal further agrees that in the event of a shareholder meeting called by the Company, Principal shall execute any proxy required for such meeting, and solely for the purposes identified in paragraphs (a) and (b) above, in the name of Attorney, and agrees that Attorney will attend any such meeting in person or by proxy, in its stead. Any notice of shareholder meeting received by the Principal shall be reasonably promptly sent to Attorney by email or mail as set forth on the contact information on the signature page hereto.

This Power of Attorney and Irrevocable Proxy shall be irrevocable, commencing from the date of this Power of Attorney and Irrevocable Proxy set out above, and shall be governed by the laws of the State of New York. Attorney may assign or transfer his rights hereunder to any person, including any person that acquires a beneficial interest in the Founder Shares, without the prior written consent of the Principal; provided that any such assignee or transferee of Attorney must agree to the terms of this Power of Attorney and Irrevocable Proxy as a condition precedent to the assignment or transfer.  For the avoidance of doubt, Principal may not terminate the above authorization and arrangements without the prior written consent of the Attorney; however, notwithstanding the foregoing, this Power of Attorney and Irrevocable Proxy shall immediately and automatically (without any further required action or consent, including of the Attorney) terminate upon the closing of the Transaction.

Principal hereby acknowledges and agrees that this Power of Attorney and Irrevocable Proxy will be deposited with the Company, a copy of which shall also be provided to Continental Stock Transfer & Trust Company, the Company’s transfer agent.

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2

IN WITNESS WHEREOF, this Power of Attorney and Irrevocable Proxy has been executed as a deed and unconditionally delivered on the date first written above.

Signature or seal of the principal:

__________________________

Notary Public:

__________________________

Signature or seal of the Attorney:

__________________________

Notary Public:

__________________________

[Signature Page to Power of Attorney and Irrevocable Proxy]